Borrowings (Details) - USD ($) $ in Thousands	Jun. 30, 2018	Dec. 31, 2017
Borrowings
Amounts due within one year	$ 193,709	$ 188,167
Less: unamortized deferred loan/bond issuance costs	(11,153)	(8,800)
Borrowings, current portion	182,556	179,367
Amounts due after one year	2,784,651	2,399,849
Less: unamortized deferred loan/bond issuance costs	(42,396)	(31,660)
Borrowings, non-current portion	2,742,255	2,368,189
Total	$ 2,924,811	$ 2,547,556